Exhibit 10.2
AMENDMENT NUMBER FOUR
TO THE
L3HARRIS RETIREMENT SAVINGS PLAN

WHEREAS, L3Harris Technologies, Inc., a Delaware corporation (“L3Harris”), heretofore has adopted and maintains the L3Harris Retirement Savings Plan, as amended and restated effective January 1, 2025 (the "Plan");

WHEREAS, pursuant to Section 17.1 of the Plan, the Employee Benefits Committee of L3Harris (the “Committee”) has the authority to amend the Plan;

WHEREAS, pursuant to Section 13.3 of the Plan, the Committee has delegated certain of such amendment authority to the head of global benefits of L3Harris (currently, the Vice President, Global Benefits, Global Total Rewards) (the “Head of Global Benefits”);

WHEREAS, L3Harris has recognized the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America (UAW) and UAW Local 967 (Greenville, Texas) (the “Union”) as the collective bargaining agent for firefighters below the rank of lieutenant employed at Majors Field, Greenville, Texas, and entered into a collective bargaining agreement with the Union effective March 8, 2025 to February 19, 2028 (the “CBA”); and

WHEREAS, the Head of Global Benefits desires to amend the Plan to reflect the terms of Plan participation agreed to by L3Harris and the Union in the CBA with respect to employees who are members of the Union.

NOW, THEREFORE, BE IT RESOLVED, that Appendix 8, “Other Specified Groups,” hereby is amended to add thereto the following description of the benefits with respect to employees who are members of the Union, effective as of March 8, 2025:

Bargaining Unit/Specified Group	Maximum Deferral Percentage	Match Eligibility	MATCH FORMULA	Match on Catch-Up	Other Employer Contributions	Plan Expenses
L3Harris Technologies Majors Field , Greenville - Firefighters
International Union, United Automobile, Aerospace and Agricultural Implement Workers of American (UAW) and UAW Local 967 (Greenville, Texas) (Union Code 968)
	Base Plan	Base Plan	100% of 6%	No	No	Base Plan

Exhibit 10.2
APPROVED by the HEAD OF GLOBAL BENEFITS on this 12 day of May, 2025.

/s/ Allison Lynn
Allison Lynn
Vice President, Global Benefits, Global Total Rewards

SIGNATURE PAGE TO AMENDMENT NUMBER FOUR
TO RETIREMENT SAVINGS PLAN